EXHIBIT 10.1



          AMENDMENT NO. 3 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1
                  TO THE GUARANTEE AND COLLATERAL AGREEMENT

                         Dated as of December 21, 2004


         AMENDMENT NO. 3 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE GUARANTEE AND COLLATERAL AGREEMENT (this "Amendment") among KINETIC CONCEPTS, INC., a Texas corporation (the "Company"), the Lenders (as defined below) signatories hereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the "Administrative Agent") for the Lenders and JPMORGAN SECURITIES INC., as sole lead arranger and sole book manager for this Amendment (the "Amendment Arranger").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, the Company, the banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), the Administrative Agent and Credit Suisse First Boston, as syndication agent have entered into that certain Credit Agreement, dated as of August 11, 2003 (as amended by Amendment No. 1 to the Credit Agreement, dated as of December 5, 2003 and by Amendment No. 2 to the Credit Agreement dated as of February 27, 2004, and as otherwise amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement);

         WHEREAS, the Company desires to amend the Credit Agreement and the Guarantee and Collateral Agreement (as defined in the Credit Agreement) to provide, in part, for (i) the refinancing of outstanding Tranche B1 Term Loans under the Credit Agreement with a new class of Tranche B2 Term Loans under the Credit Agreement (the "Tranche B2 Term Loans") having identical terms with and having the same rights and obligations under the Loan Documents as the Tranche B1 Term Loans, as set forth in the Loan Documents, except as such terms are amended hereby, (ii) the replacement of certain schedules to the Credit Agreement and the Guarantee and Collateral Agreement and (iii) certain other matters described below;

         WHEREAS, each Tranche B1 Lender who executes and delivers this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Tranche B1 Commitment and Tranche B1 Term Loans (which Tranche B1 Commitment and Tranche B1 Term Loans shall thereafter be deemed terminated and refinanced in full) for a Tranche B2 Commitment (a "Tranche B2 Commitment") and Tranche B2 Term Loans in the same aggregate principal amount as such Lender's outstanding Tranche B1 Term Loans as set forth in the Register maintained by the Administrative Agent pursuant to the terms of the Credit Agreement, and such Lender shall thereafter become a Tranche B2 Lender (as defined herein);

         WHEREAS, each Person who executes and delivers this Amendment as an Additional Tranche B2 Lender (each, an "Additional Tranche B2 Lender"), will make Tranche B2 Term Loans on the Amendment No. 3 Effective Date (as defined herein) (each, an "Additional Tranche B2 Term Loan") to the Company in an aggregate principal amount equal to the amount set forth opposite its name on
Schedule 1.1(a) to the Credit Agreement, as amended as of the Amendment No. 3 Effective Date (as defined herein), the proceeds of which will be used by the Company to refinance in full the outstanding principal amount of Tranche B1 Term Loans of Tranche B1 Lenders, if any, who do not execute and deliver this Amendment, it being understood that an Additional Tranche B2 Lender may be a Tranche B1 Lender prior to the Amendment No. 3 Effective Date;

         WHEREAS, the Company shall pay to each Tranche B1 Lender all accrued and unpaid interest on its Tranche B1 Term Loan to the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date; and

         WHEREAS, the Company has requested that the Lenders amend the Credit Agreement and the Guarantee and Collateral Agreement (i) to effect the changes described above and (ii) to make other amendments as described below; and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement and the Guarantee and Collateral Agreement in certain respects as set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to Credit Agreement in Relation to Tranche B2 Term Loans. Subject to the satisfaction of the conditions set forth in Section 3, the Credit Agreement is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended as follows:

         (i) By amending and restating clause (b) of the definition of "Applicable Margin" in its entirety to read as follows:

         "(b) in the case of the Tranche B2 Term Loans, (x) at any time that the Leverage Ratio is greater than 2.25 to 1.00, (i) 1.00% if such Loans are Base Rate Loans and (ii) 2.00% if such Loans are Eurodollar Loans, (y) at any time that the Leverage Ratio is less than or equal to 2.25 to 1.00 and the criteria set forth in clause (z) are not met,
         (i) 0.75% if such Loans are Base Rate Loans and (ii) 1.75% if such Loans are Eurodollar Loans and (z) at any time that the Leverage Ratio is less than or equal to 1.75 to 1.00 and the Loans hereunder are rated at least (A) Ba1 by Moody's and BB by S&P or (B) Ba2 by Moody's and BB+ by S&P, (i) 0.50% if such Loans are Base Rate Loans and (ii) 1.50% if such Loans are Eurodollar Loans."

         (ii) By deleting the definition of "Commitments" in its entirety and inserting the following definition in its place:

         ""Commitments": the collective reference to the Revolving Credit Commitments and the Tranche B2 Term Loan Commitments; individually, a "Commitment"."

         (iii) By deleting the definition of "Required Tranche B1 Lenders" in its entirety and inserting the following definition in its place:

         ""Required Tranche B2 Lenders": at any time, Tranche B2 Lenders the Tranche B2 Commitment Percentages of which aggregate more than 50%."

         (iv) By deleting the definition of "Tranche B1 Commitment" in its entirety and inserting the following definition in its place:

         ""Tranche B2 Commitment": as to any Lender, the obligation of such Lender to make a Tranche B2 Term Loan to the Company pursuant to subsection 3.1 in an aggregate amount equal to the amount set forth under such Lender's name in Schedule 1.1(a) opposite the heading Tranche B2 Commitment; collectively, as to all such Lenders, the "Tranche B2 Commitments". The Tranche B2 Commitments shall be $352,600,000 million, and shall be fully drawn on the Amendment No. 3 Effective Date."

         (v) By deleting the definition of "Tranche B1 Commitment Percentage" in its entirety and inserting the following definition in its place:

         ""Tranche B2 Commitment Percentage": as to any Tranche B2 Lender, the percentage which the outstanding principal amount of such Tranche B2 Lender's Tranche B2 Term Loan then constitutes of the aggregate principal amount of Tranche B2 Term Loans of all the Tranche B2 Lenders then outstanding."

         (vi) By deleting the definition of "Tranche B1 Final Maturity Date" in its entirety and inserting the following definition in its place:

         ""Tranche B2 Final Maturity Date": the seventh anniversary of the Closing Date."

         (vii) By deleting the definition of "Tranche B1 Lender" in its entirety and inserting the following definition in its place:

         ""Tranche B2 Lender": collectively, (a) each Tranche B1 Lender that executes and delivers Amendment No. 3 on or prior to the Amendment No. 3 Effective Date and (b) each Additional Tranche B2 Lender."

         (viii) By deleting the definition of "Tranche B1 Term Loan" in its entirety and inserting the following definition in its place:

         ""Tranche B2 Term Loan": any Tranche B2 Term Loan made on the Amendment No. 3 Effective Date pursuant to subsection 3.1."

         (ix) By deleting the definition of "Tranche B1 Term Note" in its entirety and inserting the following definition in its place:

         ""Tranche B2 Term Note": as defined in subsection 4.1(d)."

         (x) By deleting the definition of "Additional Tranche B1 Commitmment" in its entirety and inserting the following definition in its place:

         "Additional Tranche B2 Commitment": as to an Additional Tranche B2 Lender, the obligation of such Additional Tranche B2 Lender to make an Additional Tranche B2 Term Loan to the Company pursuant to subsection 3.1 on the Amendment No. 3 Effective Date, in an aggregate amount equal to the amount set forth under such Additional Tranche B2 Lender's name in Schedule 1.1(a) opposite the heading Additional Tranche B2 Commitment. The aggregate amount of the Additional Tranche B2 Commitments shall equal the outstanding principal amount of Tranche B1 Term Loans of Tranche B1 Lenders that do not execute and deliver Amendment No. 3 on or prior to the Amendment No. 3 Effective Date.

         (xi) By deleting the definition of "Additional B1 Lender" in its entirety and inserting the following definition in its place:

         "Additional Tranche B2 Lender": any Lender that holds an outstanding Additional Tranche B2 Commitment to make Additional Tranche B2 Term Loans to the Company on the Amendment No. 3 Effective Date, it being understood that an Additional Tranche B2 Lender may be a Tranche B1 Lender.

         (xii) By deleting the definition of "Additional Tranche B1 Term Loan" in its entirety and inserting the following definition in its place:

         "Additional Tranche B2 Term Loan": any term loans made on the Amendment No. 3 Effective Date pursuant to subsection 3.1(d).

         (xiii) By deleting the definition of "Tranche B Term Loan" in its entirety and inserting the following definition in its place:

         "Tranche B1 Term Loan": as specified in Section 1.1 of this Agreement, as in effect prior to the Amendment No. 3 Effective Date.

         (xiv) By deleting the definition of "Tranche B Lender" in its entirety and inserting the following definition in its place:

         "Tranche B1 Lender": as specified in Section 1.1 of this Agreement, as in effect prior to the Amendment No. 3 Effective Date."

         (xv) By inserting the following new definitions therein in the appropriate alphabetical order:

         "Amendment No. 3": Amendment No. 3 to the Credit Agreement and Amendment No. 1 to the Guarantee and Collateral Agreement, dated as of December 21, 2004 among the Company, the Lenders party thereto, the Administrative Agent and JPMorgan Securities Inc., as sole lead arranger and sole book manager.

         "Amendment No. 3 Effective Date": as defined in Amendment No. 3.

         (b) Subsections (c), (d) and (e) of Section 3.1 of the Credit Agreement are hereby amended in their entirety and replaced by the following:

         "(c) Subject to the terms and conditions hereof, each Tranche B1 Lender with a Tranche B2 Commitment severally agrees to exchange its Tranche B1 Term Loan for a like principal amount of Tranche B2 Term Loans on the Amendment No. 3 Effective Date, and from and after the Amendment No. 3 Effective date such Tranche B1 Term Loan shall be deemed refinanced in full and such Tranche B2 Term Loans shall be deemed made hereunder. Amounts borrowed as Tranche B2 Term Loans (whether pursuant to this subsection or subsection (d) below) which are repaid or prepaid by the Company may not be reborrowed. The Tranche B2 Commitments shall expire concurrently with the making of the Tranche B2 Term Loans (whether pursuant to this subsection or subsection (d) below) on the Amendment No. 3 Effective Date.

         "(d) Subject to the terms and conditions hereof, each Additional Tranche B2 Lender severally agrees to make Additional Tranche B2 Term Loans to the Company on the Amendment No. 3 Effective Date in a principal amount not to exceed its Additional Tranche B2 Commitment on the Amendment No. 3 Effective Date. The Company shall refinance all Tranche B1 Term Loans of Tranche B1 Lenders that do not execute and deliver Amendment No. 3 on the Amendment No. 3 Effective Date with the gross proceeds of the Additional Tranche B2 Term Loans.

         "(e) On the Amendment No. 3 Effective Date, the Company shall pay all accrued and unpaid interest on the Tranche B1 Term Loans to the Tranche B1 Lenders; provided, however, it is understood that the existing Interest Periods of the Tranche B1 Term Loans prior to the Amendment No. 3 Effective Date shall continue with respect to all Tranche B2 Term Loans on and after the Amendment No. 3 Effective Date and shall accrue interest at the Applicable Margin in effect on and after the Amendment No. 3 Effective Date."

         (c) Section 3.2 of the Credit Agreement is hereby amended by replacing the words "Amendment No. 2 Effective Date" in the fourth, sixth, seventh and eleventh lines thereof with the words "the Amendment No. 3 Effective Date".

         (d) Section 3.3 of the Credit Agreement is hereby amended in full to read as follows:

         "3.3 Repayment of Tranche B2 Term Loans: The Company hereby unconditionally promises to pay to the Administrative Agent for the account of the Tranche B2 Lenders the remaining outstanding principal amount of the Tranche B2 Term Loans in 22 consecutive quarterly installments payable at the end of March, June, September and December of each year (or such earlier date on which Tranche B2 Term Loans become due and payable pursuant to Section 9). Each of the first 21 installments shall be equal to $894,924; provided, that the final installment shall be repaid on the Tranche B2 Final Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of the Tranche B2 Term Loans outstanding on such date).

         The Company hereby further agrees to pay interest on the unpaid principal amount of the Tranche B2 Term Loans from time to time outstanding from the Amendment No. 3 Effective Date until payment in full thereof at the rates per annum, and on the dates, set forth in subsections 4.6 and 4.9."

         (e) Section 4.2 of the Credit Agreement is hereby amended by adding the following to the end thereof:

         "Anything contained in this Section 4.2 to the contrary notwithstanding, any prepayment of Tranche B2 Term Loans pursuant to this Section 4.2 effected on or before the date one year after the date of Amendment No. 3 hereto with the proceeds of a substantially concurrent incurrence of additional term advances under this Agreement, shall be accompanied by a prepayment fee equal to 1.0% of the aggregate principal amount of such prepayment if, immediately prior to such prepayment, the Applicable Margin relating to Tranche B2 Term Loan advances exceeds the Applicable Margin relating to such additional term advances."

         (f) Section 4.3 of the Credit Agreement is hereby amended by adding a new subsection (h) to the end thereof to read as follows:

         "(h) Anything contained in this Section 4.3 to the contrary notwithstanding, any prepayment of Tranche B2 Term Loans pursuant to this Section 4.3 effected on or before the date one year after the date of Amendment No. 3 hereto with the proceeds of a substantially concurrent incurrence of additional term advances under this Agreement, shall be accompanied by a prepayment fee equal to 1.0% of the aggregate principal amount of such prepayment if, immediately prior to such prepayment, the Applicable Margin relating to Tranche B2 Term Loan advances exceeds the Applicable Margin relating to such additional term advances."

         (g) Section 5.17 of the Credit Agreement is hereby amended in full to read as follows:

         "5.17 Purpose of Tranche B2 Term Loans and Revolving Loans. The proceeds of the Tranche B2 Term Loans shall be used by the Company solely to prepay the Tranche B1 Term Loans outstanding on the Amendment No. 3 Effective Date. The proceeds of the Revolving Loans shall be used by the Company to finance the working capital needs and general corporate purposes of the Company and its Subsidiaries (including the financing of Permitted Acquisitions)."

         (h) Exhibit C-2 to the Credit Agreement is hereby amended and restated in its entirety and replaced by Exhibit B attached hereto.

         (i) Upon the Amendment No. 3 Effective Date, the Tranche B2 Term Loans shall have the same terms, rights and obligations as the Tranche B1 Term Loans as set forth in the Loan Documents, except as modified by Section 1 of this Amendment, and all references to "Required Tranche B1 Lenders", "Tranche B1 Commitment", "Tranche B1 Commitment Percentage", "Tranche B1 Final Maturity Date", "Tranche B1 Lender", "Tranche B1 Term Loan" and "Tranche B1 Term Note" in the Loan Documents (other than those in the definition of Tranche B2 Lender in Section 1.1, Section 3.1(c), (d) and (e), and Section 5.17) shall be deemed to be references to "Required Tranche B2 Lenders", "Tranche B2 Commitment", "Tranche B2 Commitment Percentage", "Tranche B2 Final Maturity Date", "Tranche B2 Lender", "Tranche B2 Term Loan" and "Tranche B2 Term Note", respectively.

         SECTION 2. Other Amendments. The Credit Agreement and the Guarantee and Collateral Agreement are hereby further amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby further amended as follows:

         (i) The following new definition shall be added to appear in proper alphabetical order:

         ""Immaterial Subsidiary" means any of KCI Properties Limited, KCI Real Property Limited, KCI Real Holdings L.L.C., KCI USA Real Holdings, L.L.C. and Medclaim, Inc.."

         (ii) Clause (d) of the definition of "Permitted Acquisitions" therein is amended and restated in its entirety to read as follows:

         "the aggregate purchase price (including assumed indebtedness and the fair market value of the non-cash consideration in connection with such Acquisitions) of all such Acquisitions does not exceed $100,000,000 in any given fiscal year (provided, that up to 100% of any such amount if not so expended in the fiscal year for which it is permitted in this clause (d) may be carried over for expenditure in the three succeeding fiscal years; and provided further that, (x) if the Company or any of its Subsidiaries receives Net Cash Proceeds of capital contributions by, or from the issuance of any Capital Stock to, any Person after the Closing Date, such aggregate limitations in this clause (d) shall be increased by the aggregate amount of such Net Cash Proceeds, and (y) if such purchase price consists in whole or in part of common stock of the Company, such aggregate limitations in this clause (d) shall not apply to such Acquisition to the extent that such purchase price is satisfied with stock),"

         (b) Section 7.2 of the Credit Agreement is hereby amended by amending and restating subclause (A) of clause (i) of subsection (b) thereof to read as follows:

         "(A) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Company has complied with the requirements of subsection 7.10 with respect thereto and has, or concurrently therewith shall, deliver a supplement to Schedule 5.16 detailing the addition of any such Subsidiary), and no Subsidiary has been merged, consolidated or amalgamated with another Person, or liquidated, wound up or dissolved (or, if any Subsidiary has been merged, consolidated or amalgamated with another Person, or liquidated, wound up or dissolved, same was in compliance with subsection 8.5 and the Company has, or concurrently therewith shall, deliver a supplement to Schedule 5.16 detailing the deletion of such Subsidiary)"

         (c) Section 8.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (c) thereof, (ii) deleting the period at the end of subsection (d) thereof and substituting therefor the word "; and", and (iii) adding a new subsection (e) immediately after subsection (d) to read as follows:

         "(e) (i) the dissolution of any Immaterial Subsidiary, or (ii) the dissolution of any other Subsidiary if the Board of Directors of the Company shall determine in good faith that the preservation of such other Subsidiary is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole."

         (d) Section 9(l) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(i) any Person or "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) (other than the Sponsors) shall, at any time, have beneficial ownership of 50% or more of the outstanding Capital Stock of the Company having ordinary voting power in the election of the directors of the Company, measured by voting power rather than number of shares, (ii) the Board of Directors of the Company shall not consist of a majority of Continuing Directors; "Continuing Directors" shall mean the directors of the Company on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Company is recommended by a majority of the then Continuing Directors or (iii) any "change of control" shall occur under the Senior Subordinated Note Indenture or any other Subordinated Debt Documentation representing Indebtedness in excess of $15,000,000;"

         (e) Schedules 5.10 to the Credit Agreement and Schedules 6 and 8 to the Guarantee and Collateral Agreement are hereby amended as set forth on
Schedule 1 attached hereto.

         (f) Upon and after the effectiveness of this Amendment, Schedule 1.1(a) to the Credit Agreement shall be amended to reflect the allocations of the Lenders as of the Amendment No. 3 Effective Date (as defined below).

         SECTION 3. Conditions to Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (the "Amendment No. 3 Effective Date") when each of the conditions set forth in this Section 3 to this Amendment shall have been fulfilled to the satisfaction of the Amendment Arranger.

         (i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment (with copies to the Amendment Arranger), duly executed and delivered on behalf of each of (a) the Company, (b) the Required Lenders, (c) the Amendment Arranger and (d) each Tranche B1 Lender, or in lieu of one or more Tranche B1 Lenders, one or more Additional Tranche B2 Lenders providing Additional Tranche B2 Term Loans in an amount sufficient to refinance all of the principal of the Tranche B1 Term Loans owed to such non-consenting Tranche B1 Lenders or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

         (ii) Notice of Borrowing. The Company shall have provided the Administrative Agent with a Notice of Borrowing (with a copy to the Amendment Arranger) in accordance with the requirements of Section 3.2 of the Credit Agreement prior to the Amendment No. 3 Effective Date with respect to the borrowing of the Tranche B2 Term Loans on the Amendment No. 3 Effective Date except that the three Business Day notice requirement is hereby waived.

         (iii) Notice required for Optional Prepayment. The Company shall have provided the Administrative Agent with a written notice (with a copy to the Amendment Arranger) specifying the date and amount of its prepayment of the Tranche B1 Term Loans in accordance with the requirements of
     Section 4.2 of the Credit Agreement no later than the Amendment No. 3 Effective Date and the three Business Day and one Business Day notice requirements are hereby waived.

         (iv) Payment of Fees and Expenses. The Company shall have paid all accrued and unpaid costs and expenses of the Administrative Agent and the Amendment Arranger (including the fees and expenses of Shearman & Sterling LLP and any other costs and expenses under Section 11.5) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement.

         (v) Evidence of Debt. Each Tranche B2 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Company in substantially the form of Exhibit C-2 to the Credit Agreement, as modified by this Amendment, evidencing the Tranche B2 Term Loans.

         (vi) Interest, Etc. Simultaneously with the making of the Tranche B2 Term Loans, the Company shall have paid to all the Tranche B1 Lenders all accrued and unpaid interest on the Tranche B1 Term Loans to the Amendment No. 3 Effective Date plus any other amounts pursuant to Section 4.13(c) of the Credit Agreement.

         (vii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment (with copies to the Amendment Arranger), duly executed by each of the entities listed therein.

         (viii) Resolutions. The Amendment Arranger shall have received certified copies of (A) the resolutions of the Board of Directors of the Company evidencing approval for this Amendment and all matters contemplated hereby and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents if any, with respect to this Amendment and the matters contemplated hereby.

         (ix) Certificates. The Amendment Arranger shall have received a certificate of the Secretary or an Assistant Secretary of the Company certifying (A) the names and true signatures of the officers of the Company authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by the Company of this Amendment, (C) the representations and warranties contained in
     Section 5 of this Amendment are true and correct in all material respects and (D) no event has occurred and is continuing that constitutes a Default.

         (x) Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Amendment Arranger and Shearman & Sterling LLP as counsel, including, without limitation, reasonably satisfactory legal opinions. The Amendment Arranger and the Administrative Agent and their counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Amendment Arranger, the Administrative Agent or their counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Amendment Arranger and its counsel.

         (xi) No Default. No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Amendment.

         SECTION 4. Confirmation of Representations and Warranties. The Borrower hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

         SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement or the Guarantee and Collateral Agreement to "hereunder", "hereof" or words of like import referring to the Credit Agreement or the Guarantee and Collateral Agreement, as the case may be, and each reference in the other Loan Documents to the "Credit Agreement", "Guarantee and Collateral Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement or the Guarantee and Collateral Agreement, as the case may be, shall mean and be a reference to the Credit Agreement or the Guarantee and Collateral Agreement, as applicable, as modified by this Amendment.

         (b) The Credit Agreement, the Guarantee and Collateral Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

         SECTION 8. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                             [Signatures follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

                                    Company:
                                    -------

                                    KINETIC CONCEPTS, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    MORGAN STANLEY SENIOR FUNDING, INC.,
                                    as Administrative Agent and Lender


                                    By:
                                       --------------------------------
                                       Name:
                                       Title:

                                    JPMORGAN SECURITIES INC., as Amendment
                                    Arranger


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    Lenders:
                                    -------


                                    ----------------------------------------
                                    [Print Name of Financial Institution]


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

                       [AMENDED AND RESTATED SCHEDULES]

           EXHIBIT A TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE GUARANTEE AND COLLATERAL AGREEMENT

                                    CONSENT

         Reference is made to the Credit Agreement, dated as of August 11, 2003, as amended to date and as further amended by Amendment No. 3 to the Credit Agreement and Amendment No. 1 to the Guarantee and Collateral Agreement dated as of December 21, 2004 ("Amendment No. 3"), among the Company, the Lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and JPMorgan Securities Inc., as sole lead arranger and sole book manager (such Credit Agreement, as so amended, the "Credit Agreement").

         Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of Amendment No. 3, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 3, and (b) the Security Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Borrower Obligations and the Guarantor Obligations, respectively (in each case, as defined therein).


                                      KINETIC CONCEPTS, INC.


                                      By:
                                         --------------------------------
                                         Name:
                                         Title:

                                      KCI USA, INC.
                                      KCI HOLDING COMPANY, INC.
                                      KCI LICENSING, INC.
                                      KCI INTERNATIONAL, INC.
                                      KCI REAL HOLDINGS, L.L.C.
                                      KCI USA REAL HOLDINGS, L.L.C.


                                      By:
                                         --------------------------------
                                         Name:
                                         Title:


                                      MEDCLAIM, INC.


                                      By:
                                         --------------------------------
                                         Name:
                                         Title:


                                      KCI PROPERTIES LIMITED
                                      KCI REAL PROPERTY LIMITED
                                      By: KCI USA Real Holdings, L.L.C.,
                                          its General Partner


                                      By:
                                         --------------------------------
                                         Name:
                                         Title:

          EXHIBIT B TO TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE GUARANTEE AND COLLATERAL AGREEMENT



                            [See Attached Document]